UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

INFINERA CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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INFINERA CORPORATION

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

INFINERA CORPORATION

ATTN: CORPORATE SECRETARY

169 JAVA DRIVE

SUNNYVALE, CA 94089

Stockholder Meeting to be held on 06/11/09

Proxy Materials Available

Notice and Proxy Statement

Form 10-K

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 05/28/09.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET - www.proxyvote.com

2) BY TELEPHONE - 1-800-579-1639

3) BY E-MAIL* - sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information

Meeting Type: Annual

Meeting Date: 06/11/09

Meeting Time: 10:00 AM PT

For holders as of: 04/22/09

Meeting Location:

Company’s Headquarters

169 Java Drive

Sunnyvale, CA 94089

For directions please visit: http://www.infinera.com/ company/directions.html or call 408-572-5200.

How To Vote

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

1. To elect the following Class II directors to serve until the 2012 annual meeting of stockholders or until successors have been duly elected and qualified.

Class II Director Nominees:

1a. Dan Maydan, Ph.D.

1b. Jagdeep Singh

2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of Infinera Corporation for its fiscal year ending December 26, 2009.

3. Approval of a stock option exchange program.

The Board of Directors recommends a vote FOR Proposal One, Proposal Two and Proposal Three.

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